                                  EXHIBIT 3(C)

                     PROMISSORY NOTE DATED JANUARY 18, 1995
                            FROM H&L CONCEPTS, INC.
                                       TO
                               ROBERT M. FELDMAN

         Incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994.

                                     - 28 -